






DESSERTS
BAKERY

Fiscal Fourth Quarter 2023 Results Conference Call

August 17, 2023

DISCLAIMER

Forward-Looking Statements

This presentation contains "forward-looking statements"—that is, statements related to future events within the meaning of the Private Securities Litigation Reform Act of 1995. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In this context, forward-looking statements often address our expected future business, financial performance, financial condition and results of operations, often contain words such as "estimates," "targets," "anticipates," "hopes," "projects," "plans," "expects," "intends," "believes," "seeks," "may," "will," "see," "should" and similar expressions and the negative versions of those words, and may be identified by the context in which they are used.

Such statements, whether expressed or implied, are based upon current expectations of LSI and speak only as of the date made. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied. Forward-looking statements include statements that address activities, events or developments that LSI expects, believes or anticipates will or may occur in the future, such as earnings estimates (including projections and guidance) and other predictions of financial performance. Forward-looking statements are based on LSI's experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances and are subject to numerous risks and uncertainties, many of which are beyond LSI's control.

These risks and uncertainties include, but are not limited to the following: the impact of competitive products and services; product and pricing demands, and market acceptance risks; LSI's reliance on third-party manufacturers and suppliers; substantial changes to the refueling and convenience store and grocery markets; LSI's stock price volatility; potential costs associated with litigation, other proceedings and regulatory compliance; LSI's ability to develop, produce and market quality products that meet customers' needs; LSI's ability to adequately protect intellectual property; information technology security threats and computer crime; reliance on customers and partner relationships; financial difficulties experienced by customers; the cyclical and seasonal nature of our business; the adequacy of reserves and allowances for doubtful accounts; the failure of investments, acquisitions or acquired companies to achieve their plans or objectives generally; unexpected difficulties in integrating acquired businesses; the inability to effectively execute our business strategies; the ability to retain key employees, including key employees of acquired businesses; labor shortages or an increase in labor costs; changes in shift in product mix; unfavorable economic, political, and market conditions, including interest rate fluctuations; changes in U.S. trade policy; the results of asset impairment assessments; risks related to disruptions or reductions in business operations or prospects due to international conflicts and wars, pandemics, epidemics, widespread health emergencies, or outbreaks of infectious diseases such as the coronavirus disease COVID-19; price increases of materials; significant shortages of materials; shortages in transportation; increases in fuel prices; sudden or unexpected changes in customer creditworthiness; not recognizing all revenue or not receiving all customer payments; write-offs or impairment of capitalized costs or intangible assets in the future or restructuring costs; anti-takeover provisions in LSI's organizational documents and in Ohio law; and the other risk factors LSI describes from time to time in SEC filings. There may be additional risks of which we are not presently aware or that we currently believe are immaterial which could have an adverse impact on our business.

You are cautioned to not place undue reliance on these forward-looking statements. LSI does not guarantee any forward-looking statement, and actual results may differ materially from those projected. LSI undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, circumstances or otherwise. Additional descriptions of risks, uncertainties and other matters can be found in our annual reports on Form 10-K and quarterly reports on Form 10-Q that we file with the SEC and are incorporated herein by reference. Our public communications and other reports may contain forward-looking projected financial information that is based on current estimates and forecasts. Actual results could differ materially.

KEY MESSAGES

Fiscal Fourth Quarter 2023 Results

Strong F4Q23 results highlighted by sustained y/y growth in Adjusted EBITDA, margin realization and profitability

Stable demand, consistent price discipline and improved sales mix supported more than 300 basis points of y/y Adjusted EBITDA margin expansion

Free cash flow generation increased 94% y/y to nearly $16 million, supporting a further reduction in net leverage to below 1.0x

Delivered record adjusted net income of nearly $9 million, or $0.30 per diluted share

Strong commercial and operational execution
F4Q23 sales 3% below PY due to Display Solutions project timing, while TTM sales +9%; adj. operating income +45% y/y; adjusted EBITDA +33%; adjusted net income +46% y/y; supported by favorable demand conditions, disciplined pricing, improved sales mix, strong operational execution

Sustained margin rate expansion
Gross margin rate +354 bps y/y to 29%; Adj. EBITDA margin rate +308 bps y/y to 11%; Lighting segment and Display Solutions EBITDA margin rate +231 bps y/y and +166 bps y/y, respectively

Significantly reduced net leverage, providing increased balance sheet optionality
Reduced total net debt outstanding by $44 million on an LTM basis; As of 6/30/23, Net leverage of 0.7x; total cash and availability of $60 million

Lighting; sales growth continues; Long-term market demand fundamentals remain intact
Lighting Segment sales increased 5% y/y, supported by strength across outdoor markets; Display Solutions segment sales (12%) y/y, given timing of customer digital signage program

Progressive, sustained growth in free cash flow generation
Generated $46 million in LTM free cash flow through the end of F3Q23; FCF increased $8 million y/y in F4Q23; LTM FCF conversion of 90%

Executing on *Fast Forward* value creation initiative
Over the next five years, LSI intends to deliver more than 60% net sales growth; more than 100% Adjusted EBITDA growth; and at least 250 basis points of Adjusted EBITDA margin expansion

CONSOLIDATED FINANCIAL RESULTS

Sustained Year-Over-Year Growth Margin Rate, Operating Income and Profitability

Delivered record fiscal fourth quarter and full-year 2023 results

Strong full-year growth in net sales, operating income, adjusted EBITDA and net income, culminating in a strong fourth quarter result

Entering Fiscal 2024, markets remain healthy, supported by small and medium project opportunities; anticipate 2H24 to be stronger than 1H24, given timing of new product introductions in Display Solutions

Total Net Sales ($M)



$127.5
$123.6
$455.1
$497.0
F4Q22
F4Q23
FY22
FY23

Operating Income ($M)



8.4%
5.5%
$42.0
$37.0
9.5%
6.4%
$21.2
$25.0
$7.2
$8.1
$10.2
$11.7
F4Q22
F4Q23
FY22
FY23
Reported Operating Income
Adjusted Operating Income
% Sales

Net Income ($M)



5.8%
4.0%
$29.0
$25.8
7.1%
$18.0
4.7%
$15.0
$8.4
$8.8
$5.2
$6.0
F4Q22
F4Q23
FY22
FY23
Reported Net Income
Adjusted Net Income
% Sales

Non-GAAP Adjusted EBITDA ($M)



10.4%
7.7%
$51.6
11.4%
$35.1
8.3%
$14.1
$10.6
F4Q22
F4Q23
FY22
FY23
% Sales

LIGHTING SEGMENT UPDATE

Sales Growth Led by Balanced Demand, Sustained Adjusted EBITDA and Margin Rate Growth

5% y/y sales growth on challenged PY comparison – leveraging growing position in targeted vertical markets

Strong demand within Parking and Automotive vertical markets

Adjusted EBITDA **+25%** y/y to $10.6 million

Adjusted EBITDA margin **+231 bps** y/y to 14.9%

Lighting **book-to-bill remains above 1.0x entering fiscal 2024;** quote-to-order conversion period has lengthened, consistent with expectations



Lighting Segment Sales ($M)
$67.8
$71.4
$233.4
$272.5
F4Q22
F4Q23
FY22
FY23



Lighting Segment Adj. Gross Margin ($M)
31.1%
33.3%
30.0%
31.9%
$21.1
$23.7
$70.1
$86.8
F4Q22
F4Q23
FY22
FY23
% Sales



Lighting Segment Adj. Operating Income ($M)
10.5%
13.1%
9.1%
11.8%
$7.1
$9.3
$21.3
$32.1
F4Q22
F4Q23
FY22
FY23
% Sales



Lighting Segment Adjusted EBITDA ($M)
12.6%
14.9%
11.6%
13.8%
$8.5
$10.6
$27.1
$37.5
F4Q22
F4Q23
FY22
FY23
% Sales

DISPLAY SOLUTIONS SEGMENT UPDATE

35% Adjusted EBITDA Growth, 330+ bps y/y growth in EBITDA Margin in FY23

12% y/y sales decline due to project timing in F4Q23, but **increased 13% for the full-year 2023,** excluding $100 million digital menu board program

F4Q23 Adjusted EBITDA margin **+166 bps y/y to 12.7%**

Remain focused on two commercial growth initiatives -- **Increase of JSI display case manufacturing capacity**, together with **design/development of natural, non-toxic refrigerant product line**

Display Solutions Segment Sales ($M)



$59.7
$52.3
$221.7
$224.5
F4Q22
F4Q23
FY22
FY23

Display Solutions Segment Adj. Gross Margin ($M)



22.3%
17.6%
23.2%
19.0%
$50.2
$39.1
$11.3
$12.1
F4Q22
F4Q23
FY22
FY23
% Sales

Display Solutions Segment Adj. Op. Income ($M)



11.6%
8.2%
10.8%
9.4%
$26.0
$18.1
$5.6
$5.7
F4Q22
F4Q23
FY22
FY23
% Sales

Display Solutions Segment Adjusted EBITDA ($M)



13.3%
10.0%
12.7%
11.0%
$29.9
$22.2
$6.6
$6.6
F4Q22
F4Q23
FY22
FY23
% Sales

DISCIPLINED WORKING CAPITAL MANAGEMENT

Working Capital Decline Driven by Targeted Sequential Reduction in Inventory Levels

- Reduced total working capital in F4Q23 by 10% y/y and 5% sequentially
- Reduced total inventory by more than $10 million in fiscal 2023, supporting a reduction in working capital
- Supply chain continues to stabilize, allowing for further inventory reduction; maintaining targeted lead-times and service levels while continuing to optimize working capital
- Reductions in inventory contributed to improved free cash conversion

Total Working Capital ($M)



$84.3
$90.5
$84.9
$79.8
$75.5
F4Q22
F1Q23
F2Q23
F3Q23
F4Q23

Total Inventory ($M)



$74.4
$80.5
$73.2
$67.7
$63.7
F4Q22
F1Q23
F2Q23
F3Q23
F4Q23

CAPITAL ALLOCATION PRIORITIES

Prioritizing Capital Deployment Toward Debt Reduction, Return of Capital, Growth Initiatives

During last 12 months, free cash flow generation of ~**$46 million**; $8 y/y improvement in F4Q23 free cash flow

During last 12 months, Reduced net debt outstanding by **$44 million**; **net leverage declined from 2.2x to 0.7x**

Remain focused on further **debt reduction**, **return of capital** initiatives and **opportunistic growth investments**

Free Cash Flow ($M)(1)



$8.0
$10.2
$8.9
$11.7
$15.6
F4Q22
F1Q23
F2Q23
F3Q23
F4Q23

Net Debt Outstanding ($M)(2)



$77.1
Net Leverage 2.2x
$68.5
Net Leverage 1.7x
$60.1
Net Leverage 1.3x
$48.2
Net Leverage 1.0x
$33.4
Net Leverage 0.7x
F4Q22
F1Q23
F2Q23
F3Q23
F4Q23

(1) Free cash flow (FCF) defined as adjusted EBITDA less capital expenditures
(2) Net leverage defined as net debt divided by trailing 12-month Adjusted EBITDA


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APPENDIX

STATEMENT ON NON-GAAP FINANCIAL MEASURES

This presentation includes adjustments to GAAP operating income, net income and earnings per share for the three months ended March 31, 2022 and 2021. Operating income, net income and earnings per share, which exclude the impact of acquisition costs, stock compensation expense, severance costs, and restructuring are non-GAAP financial measures. We exclude these non-recurring items because we believe they are not representative of the ongoing results of operations of our business. Also included in this presentation are non-GAAP financial measures including Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA and Adjusted EBITDA), Free Cash Flow, Net Debt and Organic Net Sales. We believe that these are useful as supplemental measures in assessing the operating performance of our business. These measures are used by our management, including our chief operating decision maker, to evaluate business results, and are frequently referenced by those who follow the Company. These non-GAAP measures may be different from non-GAAP measures used by other companies. In addition, the non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations, in that they do not reflect all amounts associated with our results as determined in accordance with U.S. GAAP. Therefore, these measures should be used only to evaluate our results in conjunction with corresponding GAAP measures. Below is a reconciliation of these non-GAAP measures to the net income and earnings per share reported for the periods indicated along with the calculation of EBITDA, Adjusted EBITDA, Free Cash Flow, Net Debt and Organic Net Sales.

Non-GAAP RECONCILIATION

LSI Industries	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023
Net Sales [a]	127,470	127,069	128,804	117,470	123,636
Operating Income	7,175	10,021	9,038	7,732	10,237
Acquisition costs	112	-	-	-	-
Consulting Expense: Commercial Growth Initiatives	-	303	486	75	-
Severance costs/Restructruing costs	6	12	33		20
Stock compensation expense	822	551	1,002	968	1,477
Adjusted Operating Income [b]	**8,115**	**10,887**	**10,559**	**8,775**	**11,734**
Depreciation and amortization	2,485	2,421	2,419	2,455	2,369
Adjusted EBITDA [c]	**10,600**	**13,308**	**12,978**	**11,230**	**14,103**
Operating Margin % [b] / [a]	6.4%	8.6%	8.2%	7.5%	9.5%
Adjusted EBITDA Margin % [c] / [a]	8.3%	10.5%	10.1%	9.6%	11.4%

Non-GAAP RECONCILIATION

Lighting Segment	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023
Net Sales [a]	67,786	67,534	66,833	66,707	71,377
Operating Income	7,022	9,157	6,755	6,529	9,192
Severance costs/Restructruing costs	3	13	18	-	20
Stock compensation expense	90	42	113	97	119
Adjusted Operating Income	**7,115**	**9,212**	**6,886**	**6,626**	**9,331**
Depreciation and amortization	1,420	1,387	1,381	1,344	1,311
Adjusted EBITDA [b]	**8,535**	**10,599**	**8,267**	**7,970**	**10,642**
Adjusted EBITDA Margin % [b] / [a]	**12.6%**	**15.7%**	**12.4%**	**11.9%**	**14.9%**

Display Solutions Segment	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023
Net Sales [c]	59,683	59,536	61,971	50,762	52,259
Operating Income	5,447	6,496	7,761	5,501	5,161
Severance costs/Restructruing costs		-	15		-
Stock compensation expense	139	116	186	221	493
Adjusted Operating Income	**5,586**	**6,612**	**7,962**	**5,722**	**5,654**
Depreciation and amortization	1,005	974	976	1,044	984
Adjusted EBITDA [d]	**6,591**	**7,586**	**8,938**	**6,766**	**6,638**
Adjusted EBITDA Margin % [d] / [c]	**11.0%**	**12.7%**	**14.4%**	**13.3%**	**12.7%**

Corporate Segment	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023
Operating Loss	(5,294)	(5,639)	(5,480)	(4,296)	(4,115)
Acquisition costs	112	-	-	-	-
Consulting Expense: Commercial Growth Initiatives	-	303	486	75	-
Severance costs/Restructruing costs	3	-	-	-	-
Stock compensation expense	593	394	703	650	865
Adjusted Operating Loss	**(4,586)**	**(4,942)**	**(4,291)**	**(3,571)**	**(3,250)**
Depreciation and amortization	60	60	62	68	74
Adjusted EBITDA	**(4,526)**	**(4,882)**	**(4,229)**	**(3,503)**	**(3,176)**

Non-GAAP RECONCILIATION

Three Months Ended June 30 2023	Diluted EPS	Three Months Ended June 30 2022	Diluted EPS	*(In thousands, except per share data)* Reconciliation of net income to adjusted net income	Twelve Months Ended June 30 2023	Diluted EPS	Twelve Months Ended June 30 2022	Diluted EPS
$8,415	$ 0.28	$5,176	$0.18	Net income as reported	$25,762	$ 0.88	$15,032	$0.54
771	0.03	744	0.03	Long-Term Performance Based Compensation	2,879	0.10	2,594	0.09
-	-	88	-	Acquisition costs	-		373	0.01
13	-	-	-	Severance costs	51	-	4	-
-	-	-	-	Consulting expense: Commercial Growth Initiatives	708	0.02	-	-
(402)	(0.01)	-	-	Net Tax impact due to the Distribution of Shares from the Company's Long-Term Performance Based Compensation Plan	(402)	(0.01)	-	-
$8,797	$ 0.30	$6,008	$0.21	Net income adjusted	$28,997	$ 0.99	$18,003	$0.64

Non-GAAP RECONCILIATION

LSI Industries	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Full Year FY 22	Full Year FY 23
Net Sales [a]	127,470	127,069	128,804	117,470	123,636	455,121	496,979
Gross Margin	32,458	34,738	34,139	32,204	35,864	109,209	136,945
Severance costs	-	13	18	-	-	-	31
Adjusted Gross Margin [b]	**32,458**	**34,751**	**34,157**	**32,204**	**35,864**	**109,209**	**136,976**
Adjusted Gross Margin % [b] / [a]	25.5%	27.3%	26.5%	27.4%	29.0%	24.0%	27.6%

Lighting Segment	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY 22	FY 23
Net Sales [a]	67,786	67,534	66,833	66,707	71,377	233,448	272,451
Gross Margin	21,111	22,280	20,457	20,278	23,746	70,120	86,761
Severance costs		13	18	-	-	-	31
Adjusted Gross Margin [b]	**21,111**	**22,293**	**20,475**	**20,278**	**23,746**	**70,120**	**86,792**
Adjusted Gross Margin % [b] / [a]	**31.1%**	**33.0%**	**30.6%**	**30.4%**	**33.3%**	**30.0%**	**31.9%**

Display Solutions Segment	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY 22	FY 23
Net Sales [c]	59,683	59,536	61,971	50,762	52,259	221,671	224,528
Gross Margin	11,311	12,453	13,681	11,927	12,117	39,077	50,178
Severance costs		-	-	-	-	-	-
Adjusted Gross Margin [b]	**11,311**	**12,453**	**13,681**	**11,927**	**12,117**	**39,077**	**50,178**
Adjusted Gross Margin % [b] / [a]	**19.0%**	**20.9%**	**22.1%**	**23.5%**	**23.2%**	**17.6%**	**22.3%**

Corporate Segment	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY 22	FY 23
Gross Margin	36	5	1	(1)	1	12	6
Severance costs	-	-	-	-	-	-	-
Adjusted Gross Margin	**36**	**5**	**1**	**(1)**	**1**	**12**	**6**

WORKING CAPITAL AND INVENTORY

	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023
Total consolidated current assets	$ 158,917	$ 170,407	$ 149,025	$ 145,823	$ 149,876
Total consolidated current liabilities	$ 74,619	$ 79,935	$ 64,109	$ 66,036	$ 74,333
Consolidated working capital	$ 84,298	$ 90,472	$ 84,916	$ 79,787	$ 75,543

	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023
Total consolidated inventory	$ 74,421	$ 80,457	$ 73,205	$ 67,661	$ 63,718


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